UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

DT Cloud Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

DT CLOUD ACQUISITION CORPORATION

30 Orange Street

London, United Kingdom, WC2H 7HF

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY ______, 2025

TO THE SHAREHOLDERS OF DT CLOUD ACQUISITION CORPORATION:

You are cordially invited to attend the Extraordinary General Meeting of shareholders of DT Cloud Acquisition Corporation (“DT Cloud,” “Company,” “we,” “us” or “our”) to be held at [10:00] a.m. Eastern Time on February _____, 2025 (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held physically at the offices of Wilson Sonsini Goodrich & Rosati at 1301 Avenue of the Americas, 40th Floor, New York, NY 10019-6022.

As an extraordinary general meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to amend the monthly fee (the “Monthly Extension Fee”) payable by our sponsor (the “Sponsor”) and/or its designee into the Trust Account (as defined below) to extend the date by which the Company must consummate its initial business combination (the “Combination Period”) from an amount equal to $0.03 per unit (and with respect to each ordinary share included in our units, the “Public Share”) to an amount equal to the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share (the “Amended Monthly Extension Fee”). The first Monthly Extension Fee must be made by February 23, 2025. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on February 23, 2025, and the 23rd of each succeeding month until the earlier of the closing of an initial business combination or February 23, 2026 (“Proposal 1” or “Extension Fee Reduction Proposal”);

2.	a proposal to amend the Investment Management Trust Agreement, dated February 20, 2024, by and between the Company and Continental Stock Transfer& Trust Company, as trustee (“Trustee”), to reflect the Extension Fee Reduction Proposal (“Proposal 2” or “Trust Amendment Proposal”);

3.	a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to reflect the Extension Fee Reduction Proposal, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Article 37.8 thereof and replacing it with the new Article 37.8 in the form set forth in Annex B of the accompanying proxy statement (the “Proposal 3” or “Charter Amendment Proposal”); and

4.	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposal (“Proposal 4” or “Adjournment Proposal”).

Each of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of the other. Each of the Extension Fee Reduction Proposal, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Currently, our Amended and Restated Memorandum and Articles of Association provides that we have nine months from the closing of our initial public offering (the “IPO”) to consummate our initial business combination (or 12 months if we enter into a business combination agreement within 9 months after the closing of the IPO), which deadline could be extended twelve times by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the trust account (the “Trust Account”) established pursuant to the Investment Management Trust Agreement (the “Trust Agreement”) between the Company and Continental Stock Transfer & Trust Company (the “Transfer Agent”) (each, and “Extension”). Currently, to effectuate each Extension, the Sponsor and/or its affiliates must deposit an amount equal to $0.03 per Public Share into the Trust Account. As we entered into a definitive business combination agreement on October 22, 2024, which is within nine months after the closing of the IPO, we have been entitled to the automatic three-month extension. As a result, we now have 12 months from the closing of the IPO to consummate our initial business combination (i.e., until February 23, 2025) (as may be extended, the “Combination Period”).

The purpose of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal is to allow DT Cloud more time to complete an initial business combination. The Board has determined that it is in the best interests of the Company to seek Extensions to allow for additional time consummate the business combination. Following the Extensions, the Company may complete a business combination until up to 24 months from the closing of the IPO if the Sponsor deposits additional funds into the Trust Account as described herein. Without the Extensions, the Company believes that the Company may not be able to complete a business combination on or before February 23, 2025. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate. The Board has further determined that the approval of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal will provide the Sponsor and its affiliates with more incentive to fund the Monthly Extension Fee required for the Extensions that are required for the Company to complete an initial business combination. Accordingly, the Board believes that Proposal 1, Proposal 2 and Proposal 3 are necessary in order to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1, Proposal 2 and Proposal 3 to incentivize the Sponsor to fund such Amended Monthly Extension Fees and provide such Extensions as may be required for us to complete an initial business combination, which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by the Sponsor of one or more Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the Securities and Exchange Commission (the “SEC”).

If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are adopted by the shareholders, to effectuate each Extension, the Sponsor and/or its designee will deposit an amount equal to the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on February 23, 2025 and the 23rd of each succeeding month until February 23, 2026(the “Contributions”). The Sponsor will receive a non-interest-bearing, unsecured promissory note equal to the amount of any such Contributions that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the Trust Account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal will not be put before the shareholders at the Extraordinary General Meeting and, unless we can complete an initial business combination by February 23, 2025, we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association.

If Proposal 1, Proposal 2 and Proposal 3 are approved, then the Sponsor, DT Cloud Capital Corp., or any of its respective affiliates (the “Contributors”) would need to contribute the Amended Monthly Extension Fee to the Trust Account to extend the Combination Period for an additional one (1) month period. Each such Amended Monthly Extension Fee would be paid on a month-to-month basis to extend the Combination Period for an additional one (1) month period each time, until February 23, 2026. Each Contribution will be deposited in the Trust Account by the 23rd of each succeeding month.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposal 1, Proposal 2 and Proposal 3.

Holders (the “Public Shareholders”) of DT Cloud’s Public Shares sold in the IPO may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal (the “Election”) regardless of how such Public Shareholders vote in regard to the proposals, or whether they were holders of DT Cloud’s Public Shares on the Record Date (as defined below) or acquired such shares after such date. DT Cloud believes that the redemption right provided for by way of this proxy statement protects DT Cloud’s Public Shareholders from having to maintain their investments for an unreasonably long period if DT Cloud fails to consummate an initial business combination in the Combination Period initially contemplated by its Amended and Restated Memorandum and Articles of Association (and set forth in the Trust Agreement provisions incorporated into the Amended and Restated Memorandum and Articles of Association). If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining Public Shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s Transfer Agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the Transfer Agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The per-share pro rata portion of the Trust Account on February _____, 2025 was approximately $_____. The closing price of DT Cloud’s ordinary shares on the February _____, 2025 was $_____. DT Cloud cannot assure shareholders that they will be able to sell their shares of DT Cloud in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Fee Reduction Proposal will be required to approve the Extension Fee Reduction Proposal. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Trust Amendment Proposal will be required to approve such proposal. The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal will be required to approve such proposal. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal.

The Board has fixed the close of business on January 15, 2025 as the record date (the “Record Date”) for determining DT Cloud shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of DT Cloud’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, the Board has determined that the Extension Fee Reduction Proposal, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of DT Cloud and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Extraordinary General Meeting.

Dated: _____, 2025

By Order of the Board of Directors

Shaoke Li
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on _____, 2025: This Notice of Extraordinary General Meeting and the accompanying proxy statement are available at the website of U.S. Securities and Exchange Commission at www.sec.gov.

DT CLOUD ACQUISITION CORPORATION

30 Orange Street

London, United Kingdom, WC2H 7HF

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY _____, 2025

The Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of DT Cloud Acquisition Corporation (“DT Cloud,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at [10:00 a.m.] Eastern Time on February ____, 2025. The Extraordinary General Meeting will be held physically at the offices of Wilson Sonsini Goodrich & Rosati at 1301 Avenue of the Americas, 40th Floor, New York, NY 10019-6022.

As an extraordinary general meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to amend the monthly fee (the “Monthly Extension Fee”) payable by our sponsor (the “Sponsor”) and/or its designee into the Trust Account (as defined below) to extend the date by which the Company must consummate its initial business combination (the “Combination Period”) from an amount equal to $0.03 per unit (and with respect to each ordinary share included in our units, the “Public Share”) to an amount equal to the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share (the “Amended Monthly Extension Fee”). The first Monthly Extension Fee must be made by February 23, 2025. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on February 23, 2025, and the 23rd of each succeeding month until the earlier of the consummation of an initial business combination or February 23, 2026 (“Proposal 1” or “Extension Fee Reduction Proposal”); and

2.	a proposal to amend the Investment Management Trust Agreement, dated February 20, 2024, by and between the Company and Continental Stock Transfer& Trust Company, as trustee (“Trustee”), to reflect the Extension Fee Reduction Proposal (“Proposal 2” or “Trust Amendment Proposal”);

3.	a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to reflect the Extension Fee Reduction Proposal, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Article 37.8 thereof and replacing it with the new Article 37.8 in the form set forth in Annex B of the accompanying proxy statement (the “Proposal 3” or “Charter Amendment Proposal”); and

4.	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposal (“Proposal 4” or “Adjournment Proposal”).

Each of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of the other. Each of the Extension Fee Reduction Proposal, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Currently, our Amended and Restated Memorandum and Articles of Association provides that we have nine months from the closing of our initial public offering (the “IPO”) to consummate our initial business combination (or 12 months if we enter into a business combination agreement within 9 months after the closing of the IPO), which deadline could be extended twelve times by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the trust account (the “Trust Account”) established pursuant to the Investment Management Trust Agreement (the “Trust Agreement”) between the Company and Continental Stock Transfer & Trust Company (the “Transfer Agent”) (each, and “Extension”). As we entered into a definitive business combination agreement on October 22, 2024, which is within nine months after the closing of the IPO, we have been entitled to the automatic three-month extension. As a result, we now have 12 months from the closing of the IPO to consummate our initial business combination (i.e., until February 23, 2025) (as may be extended, the “Combination Period”).

The purpose of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal is to allow DT Cloud more time to complete an initial business combination. The Board has determined that it is in the best interests of the Company to seek Extensions to allow for additional time consummate the business combination. Following the Extensions, the Company may complete a business combination until up to 24 months from the closing of the IPO if the Sponsor deposits additional funds into the Trust Account as described herein. Without the Extensions, the Company believes that the Company may not be able to complete a business combination on or before February 23, 2025. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate. The Board has further determined that the approval of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal will provide the Sponsor and its affiliates with more incentive to fund the Monthly Extension Fee required for the Extensions that are required for the Company to complete an initial business combination. Accordingly, the Board believes that Proposal 1, Proposal 2 and Proposal 3 are necessary in order to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1, Proposal 2 and Proposal 3 to incentivize the Sponsor to fund such Amended Monthly Extension Fees and provide such Extensions as may be required for us to complete an initial business combination, which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by the Sponsor of one or more Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the Securities and Exchange Commission (the “SEC”).

If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are adopted by the shareholders, to effectuate each Extension, the Sponsor and/or its designee will deposit an amount equal to the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on February 23, 2025 and the 23rd of each succeeding month until February 23, 2026(the “Contributions”). The Sponsor will receive a non-interest-bearing, unsecured promissory note equal to the amount of any such Contributions that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the Trust Account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal will not be put before the shareholders at the Extraordinary General Meeting and, unless we can complete an initial business combination by February 23, 2025, we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association.

If Proposal 1, Proposal 2 and Proposal 3 are approved, then the Contributors would need to contribute the Amended Monthly Extension Fee to the Trust Account for each Extension to extend the Combination Period. Each such Amended Monthly Extension Fee would be paid on a month-to-month basis to extend the Combination Period for an additional one (1) month period each time, until February 23, 2026. Each Contribution will be deposited in the Trust Account by the 23rd of each succeeding month.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposal 1, Proposal 2 and Proposal 3.

Holders (the “Public Shareholders”) of DT Cloud’s ordinary shares (the “Public Shares”) sold in the IPO may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal (the “Election”) regardless of how such Public Shareholders vote in regard to the proposals, or whether they were holders of DT Cloud’s ordinary shares on the Record Date or acquired such shares after such date. DT Cloud believes that the redemption right provided for by way of this proxy statement protects DT Cloud’s Public Shareholders from having to maintain their investments for an unreasonably long period if DT Cloud fails to find a suitable acquisition in the Combination Period initially contemplated by its Amended and Restated Memorandum and Articles of Association (and set forth in the Trust Agreement provisions incorporated into the Amended and Restated Memorandum and Articles of Association). If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining Public Shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s Transfer Agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the Transfer Agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Fee Reduction Proposal will be required to approve the Extension Fee Reduction Proposal. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Trust Amendment Proposal will be required to approve such proposal. The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal will be required to approve such proposal. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal.

If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are not approved, the ability to extend the time frame is contingent upon the Sponsor depositing the required amount of funds for each Extension ($0.03 per Public Share) in the Trust Account.

The Board has fixed the close of business on January 15, 2025 as the record date (the “Record Date”) for determining DT Cloud shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of DT Cloud’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof. On the Record Date, there were 8,963,000 outstanding ordinary shares of DT Cloud, including 6,900,000 outstanding Public Shares. DT Cloud’s outstanding rights do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated _______, 2025 and is first being mailed to shareholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held on February ______, 2025 at [10:00 a.m.], Eastern Time, or at any adjournments or postponements thereof, physically at the offices of Wilson Sonsini Goodrich & Rosati at 1301 Avenue of the Americas, 40th Floor, New York, NY 10019-6022. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

●	a proposal to amend the Monthly Extension Fee payable by our Sponsor and/or its designee into the Trust Account to extend the Combination Period from an amount equal to $0.03 per Public Share to an amount equal to the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share. The first Monthly Extension Fee must be made by February 23, 2025. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on February 23, 2025, and the 23rd of each succeeding month until the earlier of the consummation of an initial business combination or February 23, 2026;

●	a proposal to amend the Investment Management Trust Agreement, dated February 20, 2024, by and between the Company and Continental Stock Transfer& Trust Company, as trustee (“Trustee”), to reflect the Extension Fee Reduction; and

●	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposal.

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Extension Fee Reduction Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Charter Amendment Proposal, and “FOR” the Adjournment Proposal.

1

Q. Why is the Company proposing the Extension Fee Reduction Proposal, the Trust Agreement Proposal and the Charter Amendment Proposal?	A.

Currently, our Amended and Restated Memorandum and Articles of Association provides that we have nine months from the closing of our IPO to consummate our initial business combination (or 12 months if we enter into a business combination agreement within 9 months after the closing of the IPO), which deadline could be extended twelve times by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account established pursuant to the Trust Agreement between the Transfer Agent (each, and “Extension”). Currently, to effectuate each Extension, the Sponsor and/or its affiliates must deposit an amount equal to $0.03 per Public Share into the Trust Account. As we entered into a definitive business combination agreement on October 22, 2024, which is within nine months after the closing of the IPO, we have been entitled to the automatic three-month extension. As a result, we now have 12 months from the closing of the IPO to consummate our initial business combination (i.e., until February 23, 2025) (as may be extended, the “Combination Period”).

The purpose of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal is to allow DT Cloud more time to complete an initial business combination.

The Board has determined that it is in the best interests of the Company to seek Extensions to allow for additional time consummate the business combination. Following the Extensions, the Company may complete a business combination until up to 24 months from the closing of the IPO if the Sponsor deposits additional funds into the Trust Account as described herein. Without the Extensions, the Company believes that the Company may not be able to complete a business combination on or before February 23, 2025. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate.

The Board has further determined that the approval of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal will provide the Sponsor and its affiliates with more incentive to fund the Monthly Extension Fee required for the Extensions that are required for the Company to complete an initial business combination. Accordingly, the Board believes that Proposal 1, Proposal 2 and Proposal 3 are necessary in order to be able to consummate an initial business combination.

Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1, Proposal 2 and Proposal 3 to incentivize the Sponsor to fund such Amended Monthly Extension Fees and provide such Extensions as may be required for us to complete an initial business combination, which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by the Sponsor of one or more Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the Securities and Exchange Commission (the “SEC”).

Each of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other.

2

Q. Why should I vote for the Extension Fee Reduction Proposal, the Trust Agreement Proposal and the Charter Amendment Proposal?	A.	The Board believes that the approval of Proposal 1, Proposal 2 and Proposal 3 will provide the Sponsor and/or its affiliates with more incentive to fund the Extensions that are required for the Company to complete an initial business combination. Accordingly, the Board believes that the approval of Proposal 1, Proposal 2 and Proposal 3 is necessary for the Company to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1, Proposal 2 and Proposal 3 to incentivize the Sponsor and/or its affiliates to fund such Extensions for the Company to complete an initial business combination by or before February 23, 2026, which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by the Sponsor of one or more Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the SEC.

Q. How do the DT Cloud insiders intend to vote their shares?	A.	All of DT Cloud’s directors, executive officers, the Sponsor and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Fee Reduction Proposal, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal.

DT Cloud’s directors, executive officers, the Sponsor, and their respective affiliates have waived their redemption rights with respect to the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal and accordingly are not entitled to redeem the insider shares which include 1,725,000 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000 or the ordinary shares underlying the units issued to the Sponsor in a private placement simultaneously with the closing of the IPO (the “Private Placement Units”). On January 15, 2025 (the “Record Date”), DT Cloud’s directors, executive officers, the Sponsor and their respective affiliates beneficially owned and were entitled to vote 1,725,000 insider shares and 234,500 private shares underlying the Private Placement Units, representing approximately 21.9% of DT Cloud’s issued and outstanding ordinary shares

DT Cloud’s directors, executive officers, the Sponsor and their respective affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal. Any Public Shares held by or subsequently purchased by affiliates of DT Cloud may be voted in favor of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Fee Reduction Proposal, the Trust Agreement Proposal and the Charter Amendment Proposal are approved?	A.	If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Sponsor, or its designees, may contribute to us as a loan the Amended Monthly Extension Fee of the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share into the Trust Account. The Amended Monthly Extension Fees must be deposited into the Trust Account by February 23, 2025, and the 23rd of each succeeding month until February 23, 2026. Assuming the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the initial Contribution of the Amended Monthly Extension Fee will be deposited in the Trust Account promptly following the Extraordinary General Meeting. Upon five days advance notice prior to the applicable deadline, each additional Contribution will be deposited in the Trust Account for each one-month extension on or prior to the date of the applicable deadline. The Sponsor or its affiliates or designees will receive a non-interest-bearing, unsecured promissory note equal to the amount of any such Contributions that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit.

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The Sponsor or its designees will have the sole discretion to decide whether to continue extending for additional calendar months until February 23, 2026 and if the Sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Q. What vote is required to adopt the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal?	A.	A quorum of shareholders is necessary to hold a valid meeting. A quorum for the Extraordinary General Meeting shall be a majority of the Company’s ordinary shares entitled to vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Fee Reduction Proposal will be required to approve the Extension Fee Reduction Proposal. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Trust Amendment Proposal will be required to approve such proposal. The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal will be required to approve such proposal. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal.

Q. Why is the Company proposing the Adjournment Proposal?	A.	To allow the Company more time to solicit additional proxies in favor of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal, in the event the Company does not receive the requisite shareholder vote to approve the aforesaid Proposals.

Q. Why should I vote “FOR” the Adjournment Proposal?	A.	If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal or to allow Public Shareholders time to reverse their redemption requests.

Q. What if I do not want to vote “FOR” the Extension Fee Reduction Proposal, the Trust Amendment Proposal, the Charter Amendment Proposal or the Adjournment Proposal?	A.	If you do not want the Extension Fee Reduction Proposal, the Trust Amendment Proposal, the Charter Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” any of the Proposals, and your ordinary shares will be counted for the purposes of determining whether the Proposals are approved.

However, if you fail to attend the Extraordinary General Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your ordinary shares will not be counted for the purposes of determining whether the Adjournment Proposal is approved, and your ordinary shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, this will have the same effect as a vote “AGAINST” the Proposals.

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Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee and expenses, for its services in connection with the Extraordinary General Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to DT Cloud’s Secretary prior to the date of the Extraordinary General Meeting or by voting online at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 30 Orange Street, London, United Kingdom, WC2H 7HF – Secretary.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A.	No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposals 1, 2, 3 and 4 are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have no effect on the proposals.

Q. What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid Meeting. A quorum for the Extraordinary General Meeting shall be a majority of the Company’s ordinary shares entitled to vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), vote online, or if you attend the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Extraordinary General Meeting may adjourn the Extraordinary General Meeting to another date.

Q. How are votes counted?

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Fee Reduction Proposal will be required to approve such proposal.

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Trust Amendment Proposal will be required to approve such proposal.

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The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal will be required to approve such proposal.

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

For purposes of the Extension Fee Reduction Proposal, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on such proposals.

Q. Who can vote at the Extraordinary General Meeting?	A.	Only holders of record of DT Cloud’s ordinary shares at the close of business on the Record Date, i.e., January 15, 2025, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, 8,963,000 ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with DT Cloud’s Transfer Agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person or online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting in person. However, since you are not the shareholder of record, you may not vote your shares online or in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the approval of the Extension Fee Reduction Proposal, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Proposals 1, 2, 3 and 4 are fair to and in the best interests of DT Cloud and its shareholders. The Board recommends that DT Cloud’s shareholders vote “FOR” for all such Proposals.

Q. What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.	DT Cloud’s directors, officers, the Sponsor and their respective affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include direct or indirect ownership of certain securities of the Company. See the section entitled “The Extension Fee Reduction Proposal— Interests of DT Cloud’s Sponsor, Directors and Officers.”

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Q. If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are not approved, what happens next?	A.	If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are not approved, the ability to extend the time frame to consummate the initial business combination is contingent upon the Sponsor depositing the required amount of funds for each Extension ($0.03 per Public Share).

Q. If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are approved, what happens next?	A.	If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Sponsor and/or its designee will deposit the Amended Monthly Extension Fee of the lesser of (i) $60,000 for all remaining Public Shares and (ii) $0.0087 for each remaining Public Share into the Trust Account to extend the date which the Company must consummate its initial business combination.

Q. What do I need to do now?	A.	DT Cloud urges you to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a DT Cloud shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A.	If you are a holder of record of DT Cloud Public Shares, you may vote online at the Extraordinary General Meeting, by submitting a proxy for the Extraordinary General Meeting or voting in person at the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person or online if you have already voted by proxy.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Email. If available, you may vote by email by following the instructions provided on the proxy card.

If your shares of DT Cloud are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online or in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q. How do I exercise my redemption rights?	A.

Each Public Shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination within the Combination Period.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s Transfer Agent, at 1 State Street 30th Floor, New York, NY 10004-1561, at least two business days prior to the Extraordinary General Meeting or to deliver your shares to the Transfer Agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which Election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two (2) business days prior to the Extraordinary General Meeting will not be redeemed for cash. In the event that a Public Shareholder tenders its shares and decides prior to the Extraordinary General Meeting that it does not want to redeem its shares, the Public Shareholder may withdraw the tender. If you delivered your shares for redemption to our Transfer Agent and decide prior to the Extraordinary General Meeting not to redeem your shares, you may request that our Transfer Agent return the shares (physically or electronically). You may make such request by contacting our Transfer Agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your DT Cloud shares.

Q. Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

DT Cloud Acquisition Corporation

30 Orange Street

London, United Kingdom, WC2H 7HF

+44-7918725316

Or

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and DT Cloud’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to DT Cloud or any person acting on DT Cloud’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, DT Cloud undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

We are a blank check company incorporated in the Cayman Islands on July 7, 2022 as an exempted company with limited liability. We were formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

In August 2022, an aggregate of 1,725,000 insider shares were issued to our initial shareholders, for an aggregate purchase price of $25,000, or approximately $0.01 per share.

On February 23, 2024, we consummated the initial public offering of 6,900,000 units, which includes the exercise in full by the underwriters of their over-allotment option to purchase up to an additional 900,000 units on February 21, 2024. Each unit consists of one ordinary share and one right. Each seven rights entitle the holder thereof to receive one ordinary share at the closing of a business combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $69,000,000. Simultaneously with the closing of our initial public offering on February 23, 2024, we consummated the private placement with DT Cloud Capital Corp., our sponsor, of 234,500 units at a price of $10.00 per private unit, generating total gross proceeds of $2,345,000. As of February 23, 2024, a total of $69,345,000 of the net proceeds from our initial public offering and the private placement were deposited in a trust account established for the benefit of our public stockholders at Morgan Stanley, with Continental Stock Transfer & Trust Company, acting as trustee.

Our units started to be listed on The Nasdaq Global Market (the “Nasdaq”) and began trading under the ticker symbol “DYCQU” on February 21, 2024. On April 10, 2024, we announced that the holders of the units may elect to separately trade the underlying component securities of the units commencing on April 12, 2024. Those units not separated continue to trade on Nasdaq under the symbol “DYCQU,” and each of the ordinary shares and rights that are separated trade on Nasdaq under the symbols “DYCQ” and “DYCQR,” respectively.

On October 22, 2024, DT Cloud entered into a definitive business combination agreement with Maius Pharmaceutical Co., Ltd. (“Maius”), Maius Pharmaceutical Group Co., Ltd., a Cayman Islands exempted company (“Pubco”), Chelsea Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub 1”), Chelsea Merger Sub 2 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub 2”), and XXW Investment Limited, a BVI business company, as the Company Shareholders’ Representative (the “Target Shareholders’ Representative”) (such agreement, the “Business Combination Agreement”). The business combination involves multiple steps and will result in the cancellation and conversion of various shares into Pubco’s Ordinary Shares. After the closing of the transactions contemplated by the Business Combination Agreement, DT Cloud will become a wholly owned subsidiary of Pubco. The closing of the business combination is subject to various conditions, such as shareholder approvals and regulatory clearances (including the necessary approval from the China Securities Regulatory Commission). Additionally, related agreements such as the Key Company Shareholder Lock-Up agreement, Key Company Shareholder Support agreement, and Sponsor Support and Lock-up Agreement (as defined in the Business Combination Agreement) have been executed.

The mailing address of DT Cloud’s principal executive office is 30 Orange Street, London, United Kingdom, WC2H 7HF, and its telephone number is +44-7918725316.

You are not being asked to vote on a business combination at this time. If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination within the Combination Period.

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RISK FACTORS

You should consider carefully all of the risks described in our annual report for the fiscal year ended December 31, 2023 as filed with the SEC on March 28, 2024 and final prospectus for the IPO as filed with the SEC on February 20, 2024, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the events described in our annual report, final prospectus or other reports filed with the SEC occur, our business, results of operations and financial condition may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our annual report, final prospectus and other reports are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, results of operations and financial condition or result in our liquidation.

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PROPOSAL 1 — THE EXTENSION FEE REDUCTION PROPOSAL

DT Cloud is proposing to approve the Extension Fee Reduction Proposal to provide the Sponsor and/or its affiliates with more incentive to fund the Extensions for the Company to complete its initial business combination. The Company believes that it is necessary to provide the Sponsor with an incentive to fund the Extensions that are required for the Company to complete an initial business combination. Accordingly, the Board believes that the approval of this Proposal 1 is necessary for the Company to be able to consummate an initial business combination.

Currently, our Amended and Restated Memorandum and Articles of Association provides that we have nine months from the closing of our IPO to consummate our initial business combination (or 12 months if we enter into a business combination agreement within 9 months after the closing of the IPO), which deadline could be extended twelve times by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account established pursuant to the Trust Agreement between the Company and the Transfer Agent (each, and “Extension”). As we entered into a definitive business combination agreement on October 22, 2024, which is within nine months after the closing of the IPO, we have been entitled to the automatic three-month extension. As a result, we now have 12 months from the closing of the IPO to consummate our initial business combination (i.e., until February 23, 2025) (as may be extended, the “Combination Period”).

The purpose of the Extension Fee Reduction Proposal is to allow DT Cloud more time to complete an initial business combination.

The Board has determined that it is in the best interests of the Company to seek Extensions to allow for additional time consummate the business combination. Following the Extensions, the Company may complete a business combination until up to 24 months from the closing of the IPO if the Sponsor deposits additional funds into the Trust Account as described herein. Without the Extensions, the Company believes that the Company may not be able to complete a business combination on or before February 23, 2025. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate.

The Board has further determined that the approval of the Extension Fee Reduction Proposal will provide the Sponsor and its affiliates with more incentive to fund the Monthly Extension Fee required for the Extensions that are required for the Company to complete an initial business combination. Currently, to effectuate each Extension, the Sponsor and/or its affiliates must deposit an amount equal to $0.03 per Public Share into the Trust Account. Accordingly, the Board believes that Proposal 1 is necessary in order to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1 to incentivize the Sponsor to fund such Amended Monthly Extension Fees and provide such Extensions as may be required for us to complete an initial business combination, which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by the Sponsor of one or more Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the SEC.

Through this Extension Fee Reduction Proposal, DT Cloud is proposing that its shareholders approve that the Sponsor and/or its designee will deposit the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share into the Trust Account to extend the date which the Company must consummate its initial business combination. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on February 23, 2025, and the 23rd of each succeeding month until February 23, 2026. The Sponsor will receive a non-interest-bearing, unsecured promissory note equal to the amount of any such Contributions that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the Trust Account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal will not be put before the shareholders at the Extraordinary General Meeting and, unless we can complete an initial business combination by February 23, 2025, we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association.

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If Proposal 1 is approved, to effectuate each Extension, the Sponsor and/or its designee will deposit the Amended Monthly Extension Fee into the Trust Account. If the Extension Fee Reduction Proposal is not approved, the ability to extend the time frame is contingent upon the Sponsor depositing the required amount of funds for each Extension ($0.03 per Public Share).

The Board’s Reasons for the Extension Fee Reduction Proposal

Under the Extension Fee Reduction Proposal, the Company is seeking the approval of its shareholders to reduce the amount the Sponsor or its affiliates must deposit into the Trust Account to be equal to the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share. The Board believes that the approval of Proposal 1 will provide the Sponsor with more incentive to fund the Monthly Extension Fees required for the Extensions that are required for the Company to complete an initial business combination. Accordingly, the Board believes that the approval of Proposal 1 is necessary for the Company to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1 to incentivize the Sponsor to fund such Extensions required for us to complete an initial business combination by or before February 23, 2026, which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by the Sponsor of one or more Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the SEC.

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Fee Reduction Proposal is fair to, and in the best interests of, DT Cloud and its shareholders. The Board has approved and declared advisable adoption of the Extension Fee Reduction Proposal and recommends that you vote “FOR” such adoption.

If the Extension Fee Reduction Proposal is Not Approved

The Company is seeking the approval of its shareholders in order to implement the Extension Fee Reduction Proposal. Approval of the Extension Fee Reduction Proposal is required for the implementation of the Board’s plan to increase the likelihood that the Company will be able to extend the date by which it must complete an initial business combination.

If the Extension Fee Reduction Proposal is not approved, the ability of the Company to extend the time frame of the Combination Period will be contingent upon the Sponsor depositing the currently required amount of funds for each Extension ($0.03 per Public Share). Assuming the Extension Fee Reduction Proposal is not approved and the Sponsor does not agree to implement any additional Extensions, if the Company fails to consummate an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under applicable law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event the Company winds up.

The Sponsor, officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to their founder shares and private shares if we fail to complete our initial business combination prior to the end of the Combination Period. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, our Sponsor has contractually agreed to advance us the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $300,000) and has contractually agreed not to seek repayment for such expenses.

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If the Extension Fee Reduction Proposal is Approved

If the Extension Fee Reduction Proposal is approved, the Sponsor would be more incentivized to fund additional extensions of the time period within which the Company must complete its initial business combination. Under the Extension Fee Reduction Proposal, in order for the Company to effectuate one or more Extensions until February 23, 2026, the Sponsor and/or its designee would deposit into the Trust Account the Amended Monthly Extension Fee equal to the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share. The Company will then continue to work to consummating its initial business combination.

You are not being asked to vote on a business combination at this time. If the Extension Fee Reduction Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders (provided that you are a shareholder on the Record Date for a meeting to consider a business combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the end of the Combination Period.

If the Extension Fee Reduction Proposal is approved and implemented, the removal of the funds from the Trust Account in connection with the election to redeem the Public Shares (the “Election”) will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Fee Reduction Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the amount of $_____ (including interest but less the funds used to pay taxes) that was in the Trust Account as of February _____, 2025. In such event, the Company may require additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

If the Extension Fee Reduction Proposal is approved, the Company will provide the Public Shareholders making the Election, the opportunity to receive, at the time the Extension Fee Reduction Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, less any income taxes owed on such funds but not yet paid. DT Cloud has provided that all holders of Public Shares, whether they vote for or against the Extension Fee Reduction Proposal, or whether they were holders of DT Cloud ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the Trust Account and should receive the funds shortly after the Extraordinary General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination within the Combination Period.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON ___________, 2025 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION FEE REDUCTION PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE CHARTER AMENDMENT PROPOSAL AND ELECTION.

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In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s Transfer Agent, at 1 State Street 30th Floor, New York, NY 10004-1561, at least two (2) business days prior to the vote for the Extension Fee Reduction Proposal or to deliver your shares to the Transfer Agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Fee Reduction Proposal are approved. In furtherance of such irrevocable Election, shareholders making the Election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Holders of Units must elect to separate the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Rights, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal and regardless of whether they hold Public Shares on the Record Date.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the Transfer Agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s Transfer Agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the Transfer Agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Fee Reduction Proposal will not be redeemed for a pro rata portion of the funds held in the Trust Account. In the event that a Public Shareholder tenders such holder’s shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our Transfer Agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our Transfer Agent return the shares (physically or electronically). You may make such request by contacting our Transfer Agent at the address listed above. In the event that a Public Shareholder tenders shares and the Extension Fee Reduction Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Fee Reduction Proposal will not be approved or will be abandoned. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Fee Reduction Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Fee Reduction Proposal. The Transfer Agent will hold the certificates of Public Shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

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If properly demanded, the Company will redeem each Public Share for a pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Extraordinary General Meeting. Based on the amount in the Trust Account as of February _____, 2025, this would amount to approximately $_____ per share. The closing price of the Public Shares on the Nasdaq on February _____, 2025 was $_____. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $_____ more per share than if such shareholder sold the Public Shares in the open market. The Company cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s Transfer Agent at least two (2) business days prior to the Extraordinary General Meeting. If the Extension Fee Reduction Proposal is not approved or if they are abandoned, such shares will be returned promptly following the Extraordinary General Meeting as described above.

Interests of DT Cloud’s Sponsor, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor, executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	The fact that the Sponsor holds 1,725,000 insider shares and 234,500 Private Placement Units that would expire worthless if a business combination is not consummated. The founder shares had an aggregate market value of approximately $_____ based on the closing price for the Company’s Public Shares of $_____ on the Nasdaq on February _____, 2025 and the Private Placement Units had an aggregate market value (assuming they have the same value per Unit as the Public Units) of $_____ based on the closing price for the Public Units of $_____ on the Nasdaq on February _____, 2025. In addition, certain director has a direct interest in the Sponsor;

●	Even if the trading price of our ordinary shares lost substantial value prior to the consummation of a business combination, due to the low amount of the initial investment in the Company made by the Sponsor, if an initial business combination is completed, the initial shareholders are likely to be able to make a substantial profit on their investment in us even if the ordinary shares has lost significant value. On the other hand, if the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are not approved and the Company liquidates without completing its initial business combination before February 23, 2025, the initial stockholders will lose their entire investment in us;

●	In order to finance transaction costs in connection with an intended initial business combination, the Sponsor, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment. Such loans would be evidenced by promissory notes. Such promissory notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $300,000 of the notes may be converted upon consummation of our business combination into additional Private Placement Units at a price of $10.00 per Unit;

●	The fact that the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.05 per Public Share or 100.5% of the gross proceeds from the IPO and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.05 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

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●	All rights specified in the Amended and Restated Memorandum and Articles of Association relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

●	All of the current members of the Board are expected to continue to serve as directors of the Company at least through the date of the Extraordinary General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Additionally, if the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are approved and we consummate an initial business combination, the Sponsor, and our officers and directors may have additional interests as will be described in the proxy statement for the business combination.

The Company’s directors, executive officers, the Sponsor, and their respective affiliates have waived their redemption rights with respect to the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal and accordingly are not entitled to any Ordinary Shares held by them. In addition, DT Cloud’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of DT Cloud in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any shares of DT Cloud held by the Sponsor and its affiliates will be voted in favor of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal.

Full Text of the Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Extension Fee Reduction Proposal is as follows:

“RESOLVED, as an ordinary resolution that, in the event that the Company wishes to extend the period of time to consummate a business combination, then for each one-month extension period implemented after the date of this Extraordinary General Meeting, the Amended Monthly Extension Fee contributed by the Sponsor (and/or a designee of the Sponsor) shall be an amount equal to the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share, be confirmed, adopted, approved and ratified in all respects.”

Required Vote

Approval of the Extension Fee Reduction Proposal requires the affirmative vote of the holders of a simple majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the Extension Fee Reduction Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

All of DT Cloud’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Fee Reduction Proposal. On the Record Date, the Sponsor and the directors and executive officers of DT Cloud and their affiliates beneficially owned and were entitled to vote 1,959,500 ordinary shares of DT Cloud representing approximately 21.9% of DT Cloud’s issued and outstanding ordinary shares. As the Extension Fee Reduction Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Fee Reduction Proposal.

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PROPOSAL 2 — THE TRUST AMENDMENT PROPOSAL

On February 23, 2024, we consummated the initial public offering of 6,900,000 units, which includes the exercise in full by the underwriters of their over-allotment option to purchase up to an additional 900,000 units on February 21, 2024. In connection with the IPO, we entered into an Investment Management Trust Agreement, dated February 20, 2024 (the “Trust Agreement”), with Continental Stock Transfer& Trust Company, as trustee (“Trustee”).

We propose to amend the Trust Agreement in the form set forth in Annex A to this proxy statement to reflect the Extension Fee Reduction Proposal if the Extension Fee Reduction Proposal is approved. The Board has determined that it is in the best interests of our shareholders to approve both the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal to incentivize the Sponsor to fund such Amended Monthly Extension Fees and provide such Extensions as may be required for us to complete an initial business combination, which will provide our shareholders with the opportunity to participate in an initial business combination.

Each of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of the other. The Board will not implement the Amended Monthly Extension Fee unless our shareholders approve each of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal.

See “Proposal 1—The Extension Fee Reduction Proposal—Redemption Rights” for the details of your redemption rights.

Full text of the Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Amendment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the proposed amendment to the Trust Agreement attached to the proxy statement as Annex A be confirmed, adopted, approved and ratified in all respects.”

Required Vote

Approval of the Trust Agreement Proposal requires the affirmative vote of the holders of a simple majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the Trust Amendment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

Recommendation

The Board recommends that you vote “FOR” the Trust Amendment Proposal.

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PROPOSAL 3 — CHARTER AMENDMENT PROPOSAL

We propose to amend Article 37.8 of the Amended and Restated Memorandum and Articles of Association in the form set forth below and in Annex B to this proxy statement to reflect the Extension Fee Reduction Proposal if the Extension Fee Reduction Proposal is approved. The Board has determined that it is in the best interests of our shareholders to approve the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal to incentivize the Sponsor to fund such Amended Monthly Extension Fees and provide such Extensions as may be required for us to complete an initial business combination, which will provide our shareholders with the opportunity to participate in an initial business combination.

Each of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of the other. The Board will not implement the Amended Monthly Extension Fee unless our shareholders approve each of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal.

See “Proposal 1—The Extension Fee Reduction Proposal—Redemption Rights” for the details of your redemption rights.

Full text of the Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Charter Amendment Proposal is as follows:

“RESOLVED, as a special resolution that, the Amended and Restated Memorandum and Articles of Association of DT Cloud Acquisition Corporation shall be amended by deleting Article 37.8 in its entirety and replacing it with the following:

“37.8 The Company has until 9 months from the closing of the IPO to consummate a Business Combination, provided if the Company enter into a business combination agreement within 9 months after the closing of the IPO, the Company are entitled to an automatic 3 months extension and will have 12 months from the closing of the IPO to consummate the business combination (the Event), however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within 9 months or 12 months from the closing of the IPO (depending on the occurrence of the Event), the Company may, by Resolution of Directors, extend the period of time to consummate a Business Combination up to twelve times, each by an additional one month (for a total of up to 21 months or 24 months to complete a Business Combination, depending on the occurrence of the Event), subject to the Sponsor depositing additional funds into the Trust Account upon five days advice notice prior to the applicable deadline in accordance with terms as set out in the trust agreement governing the Trust Account as amended from time to time. In the event that the Company does not consummate a Business Combination by 9 months or 12 months from the closing of the IPO (or 21 months or 24 months from the closing of the IPO, depending on the occurrence of the Event (subject in the latter case to valid one month extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$105,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the Charter Amendment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

Recommendation

The Board recommends that you vote “FOR” the Charter Amendment Proposal.

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PROPOSAL 4 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Fee Reduction Proposal (Proposal 1), the Trust Amendment Proposal (Proposal 2) and the Charter Amendment Proposal (Proposal 3). If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Extraordinary General Meeting shall not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve Proposal 1, Proposal 2 and Proposal 3.

Full text of the Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal, to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Required Vote

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Extraordinary General Meeting will be required to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposal 1, Proposal 2 and Proposal 3. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of DT Cloud’s shareholders will be held at [10:00 a.m.], Eastern Time on February ______, 2025 physically at the offices of Wilson Sonsini Goodrich & Rosati at 1301 Avenue of the Americas, 40th Floor, New York, NY 10019-6022.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned DT Cloud ordinary shares at the close of business on January 15, 2025, the Record Date for the Extraordinary General Meeting. You will have one (1) vote per proposal for each DT Cloud ordinary share you owned at that time. DT Cloud rights do not carry voting rights.

Votes Required. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Fee Reduction Proposal (Proposal 1) will be required to approve this proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Trust Amendment Proposal (Proposal 2) will be required to approve this proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal (Proposal 3) will be required to approve this proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal (Proposal 4) will be required to approve this proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the Extraordinary General Meeting. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

As none of the proposals are “routine” matters, brokers will not be permitted to exercise discretionary voting on Proposal 1, Proposal 2, Proposal 3 and Proposal 4.

At the close of business on the Record Date, there were 8,963,000 issued and outstanding ordinary shares of DT Cloud each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal approved, you should vote against such proposals. If you want to obtain your pro rata portion of the Trust Account in the event the Extension is implemented, you must timely demand redemption of your shares, which shall be at least two (2) business days prior to the Extraordinary General Meeting.

Voting Your Shares — Shareholders of Record

If you are shareholder of record, you may vote by mail, Internet, email. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Fee Reduction Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Charter Amendment Proposal and “FOR” the Adjournment Proposal.

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Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Email. If available, you may vote by email by following the instructions provided on the proxy card.

You can also vote your shares in person by attending the Extraordinary Meeting and voting in person.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from DT Cloud. Simply complete and mail the proxy card or voting information form to ensure that your vote is counted. You also may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card or voting information form in the self-addressed, postage-paid envelope provided. Shareholders who hold their shares in “street name” must either direct the record holder of their shares to vote their share or obtain a legal proxy from the record holder to vote their shares at the Extraordinary General Meeting. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

Revocability of Proxies. Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary General Meeting. A proxy may be revoked by filing with the Corporate Secretary, at 30 Orange Street, London, United Kingdom, WC2H 7HF – Secretary, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Extraordinary General Meeting and voting in person. Simply attending the Extraordinary General Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Other Business. The Company is not currently aware of any business to be acted upon at the Extraordinary General Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters which may properly come before the Extraordinary General Meeting. If other matters do properly come before the Extraordinary General Meeting, or at any adjournment(s) of the Extraordinary General Meeting, the Company expects that the ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board.

Principal Executive Offices. Our principal executive offices are located at 30 Orange Street, London, United Kingdom, WC2H 7HF. Our telephone number at such address is +44-7918725316.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Extraordinary General Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting.

We have retained Advantage Proxy” to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free). The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the Extraordinary General Meeting.

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MANAGEMENT

Directors and Executive Officers

Our current directors and officers are listed below.

Name	Age	Title
Shaoke Li	40	Chairperson of the Board of Directors, Director and Chief Executive Officer
Guojian Chen	32	Chief Financial Officer and Director
Michael David Osowski	53	Independent Director
Olivia Wenxi He	45	Independent Director
Thomas Trent Stout	46	Independent Director

Shaoke Li. Mr. Li is our Chief Executive Officer, Director and Chairperson of the Board of Directors. Mr. Li has over 11 years of experience in international trade and investment. From October 2017 to August 2022, Mr. Li served as the secretary to the board of director and head of investor relations of Canaan Inc.(Nasdaq: CAN), a company which provide semiconductor solutions. From November 2016 to July 2017, Mr. Li served as a partner of Zhejiang Yinxinggu Capital, an investment fund. From February 2015 to October 2016, Mr. Li served as the legal representative and vice general manager of investment at Yifang Investment Co., Ltd., an investment company. From March 2014 to October 2016, Mr. Li served as the director of capital markets department at Yifang (Shanghai) Commercial Factoring Co., Ltd. Mr. Li obtained a bachelor’s degree in accountancy from the Concordia University in Canada in 2008. We believe that Mr. Li is qualified to serve on our board of directors based on his solid experience in the international trade and investment industries.

Guojian Chen. Mr. Chen is our Chief Financial Officer and Director. Since March 2021, Mr. Chen has been the chief financial officer and director of Alpha Star Acquisition Corporation (Nasdaq: ALSA), a blank check company. Since May 2020, Mr. Chen has been the secretary of the board of directors of Board of Beijing ChinaReel Art Exchange Inc., a leading copyright operator focusing on high-quality video content. From February 2021 to December 2022, Mr. Chen was an independent director of Venus Acquisition Corporation (Nasdaq: Vena), previously a blank check company, now known as MicroAlgo Inc. (Nasdaq: MLGO). From May 2019 to May 2020, Mr. Chen served as a director of Beijing Zhongqixinhe Enterprise Management Consulting Co., Ltd., a financial advisory firm with focuses on financial, real estate and TMT industry. From July 2018 to May 2019, Mr. Chen served as an analyst of Zhongrong Huitong Investment Fund Management (Zhuhai) Co., Ltd, an investment fund. Mr. Chen received his Bachelor of Management degree from Renmin University of China in 2015, and Master of Finance from the University of Chinese Academy of Sciences in June 2018. We believe that Mr. Chen is qualified to serve on our board of directors based on his solid experience in the business and finance industry.

Michael David Osowski. Mr. Osowski is our Independent Director. Since January 2022, Mr. Osowski has been serving in a strategic business development role with Priority Power Management, LLC, an energy management and consulting services firm focused on energy supply, information, and demand management. From May 2015 to January 2022, Mr. Osowski served as the president and the chief executive officer of Trident Operating Company, LLC, a company which operates various companies in multiple industries including energy, food services, and sporting events. Mr. Osowski has been serving as a board member of Texas Hydrogen Alliance, the Warrior Health Foundation and Houston Constable Precinct One since 2022, 2020 and 2021, respectively. Mr. Osowski obtained a bachelor’s degree in communication from Ohio University in 1993. We believe that Mr. Osowski is qualified to serve on our board of directors based on his solid experience in holding various management positions.

Olivia Wenxi He. Ms. He is our Independent Director. Ms. He has over 15 years of experience in the investment banking industry. Since June 2021, Ms. He serves as the chief financial officer of Metal Sky Star Acquisition Corporation (Nasdaq: MSSA), a special purpose acquisition company. Since February 2019, Ms. He serves as chief investment officer at KX Power Limited, an asset management company based in London, specializing in the development and management of renewable energy and power generation assets. From January 2010 to January 2018, Ms. He served as the managing director and global head of Commodity Exchange Traded Products at Bank of America Merrill Lynch, an investment bank. Ms. He holds master’s degrees in both Mathematical Finance and Engineering from University of Toronto, and a bachelor’s degree in engineering from Tongji University. Ms. He holds Chartered Financial Analyst Level 2. We believe that Ms. He is qualified to serve on our board of directors based on her solid experience in the investment banking industry.

Thomas Trent Stout. Mr. Stout is our Independent Director. Since July 2020, Mr. Stout has been the senior managing director and the head of blockchain of Priority Power Management, LLC, an energy management and consulting services firm focused on energy supply, information, and demand management. Since July 2020, Mr. Stout has been a partner, president and a senior advisory team member of KX Power Limited, an asset management company based in London. From January 2017 to June 2020, Mr. Stout served as a founder and principal of PowerLink Partners, LLC, an investment vehicle and consulting firm focused on the energy industry. From April 2012 to December 2016, Mr. Stout served as a managing director and a head of global commodity index & products of Bank of America Corporation (NYSE: BAC) in Houston and London, a multinational investment bank and financial services holding company. He obtained a master’s degree in business administration from the University of Chicago, and a bachelor’s degree in business administration from Texas Christian University, in 2004 and 2000, respectively. We believe that Mr. Stout is qualified to serve on our board of directors based on his solid experience in the investment banking and asset management industries.

23

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of DT Cloud’s ordinary shares as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

As of the date of this proxy statement, there were 8,963,000 ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares
DT Cloud Capital Corp. (the Sponsor) (2)	1,959,500	21.9%
Shaoke Li(3)	—	—
Guojian Chen(4)	—	—
Michael David Osowski(4)	—	—
Olivia Wenxi He(4)	—	—
Thomas Trent Stout(4)	—	—
All directors and executive officers (five individuals) as a group	—	—
Infinity-Star Holdings Limited(5)	—	—
Ip Ping Ki(6)	—	—
All initial shareholders as a group	—	—

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o DT Cloud Acquisition Corporation, 30 Orange Street, London, United Kingdom, WC2H 7HF.
(2)	Represents shares held by DT Cloud Capital Corp., the Sponsor. The address of the Sponsor is Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands.
(3)	Such individual holds a direct interest in the Sponsor. Such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(4)	Such individual does not beneficially own any of our ordinary shares.
(5)	Infinity-Star Holdings Limited holds 20% of the outstanding shares of DT Cloud Capital Corp.
(6)	Mr. Ip Ping Ki holds 80% of the outstanding shares of DT Cloud Capital Corp.

24

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, DT Cloud and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of DT Cloud’s proxy statement. Upon written or oral request, DT Cloud will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that DT Cloud deliver single copies of such documents in the future. Shareholders may notify DT Cloud of their requests by calling or writing DT Cloud at its principal executive offices at 30 Orange Street, London, United Kingdom, WC2H 7HF, +44-7918725316.

25

WHERE YOU CAN FIND MORE INFORMATION

DT Cloud files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. DT Cloud files its reports, proxy statements and other information electronically with the SEC. You may access information on DT Cloud at the SEC website at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Proposals by contacting us at the following address and telephone number:

DT Cloud Acquisition Corporation

30 Orange Street,

London, United Kingdom, WC2H 7HF,

+44-7918725316

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than ______, 2025 (one week before the date of the Extraordinary General Meeting).

26

ANNEX A

PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment (this “Amendment”), dated as of _____, 2025, to the Investment Management Trust Agreement (as defined below) is made by and between DT Cloud Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of February 20, 2024 (the “Trust Agreement”);

WHEREAS, at a Shareholders Meeting of the Company held on           , 2025, the Company’s shareholders approved a proposal to amend the Trust Agreement to reflect the Company’s shareholder approval of a reduction of the extension fees.

NOW THEREFORE, IT IS AGREED:

1. Preamble. The third WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, if a Business Combination is not consummated within the initial 9-month period following the closing of the IPO, the Company’s insiders may extend such period twelve times by an additional one-month period each time, up to a maximum of 21 months in the aggregate, by depositing the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share into the Trust Account (as defined below) prior to the applicable monthly deadline (each, an “Applicable Deadline”), as applicable, for each one-month extension (each, an “Extension”), in exchange for which they will receive promissory notes. However, if the Company enters into a business combination agreement within 9 months following the closing of the IPO, the Company is entitled to an automatic 3-month extension. As a result, the Company will have 12 months (or up to a maximum of 24 months in the aggregate) following the closing of the IPO to consummate an initial Business Combination.”

2. The defined term of “Trust Agreement” in the Trust Agreement shall mean that certain Investment Management Trust Agreement dated February 20, 2024, between DT Cloud Acquisition Corporation and Continental Stock Transfer & Trust Company, as amended by this Amendment to Investment Management Trust Agreement dated             , 2025.

3. The Exhibit D of the Trust Agreement is hereby amended and restated to read as follows:

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004-1561

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account - Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(l) of the Investment Management Trust Agreement between DT Cloud Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company, dated as of February 20, 2024 and amended on            , 2025 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from _______ to _________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit an amount which is the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share , which will be wired to you, into the Trust Account investments upon receipt.

This is the ____ of up to twelve Extension Letters.

Very truly yours,

DT CLOUD ACQUISITION CORPORATION

By:	/s/ Shaoke Li
Name:	Shaoke Li
Title:	Chief Executive Officer

Brookline Capital Markets, a division of Arcadia Securities, LLC

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.IN WITNESS WHEREOF, the parties have duly executed this First Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

DT Cloud Acquisition Corporation

By:
Name:	Shaoke Li
Title:	Chief Executive Officer

ANNEX B

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

The Amended and Restated Memorandum and Articles of Association of DT Cloud Acquisition Corporation shall be amended by deleting Article 37.8 in its entirety and replacing it with the following:

“37.8 The Company has until 9 months from the closing of the IPO to consummate a Business Combination, provided if the Company enter into a business combination agreement within 9 months after the closing of the IPO, the Company are entitled to an automatic 3 months extension and will have 12 months from the closing of the IPO to consummate the business combination (the Event), however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within 9 months or 12 months from the closing of the IPO (depending on the occurrence of the Event), the Company may, by Resolution of Directors, extend the period of time to consummate a Business Combination up to twelve times, each by an additional one month (for a total of up to 21 months or 24 months to complete a Business Combination, depending on the occurrence of the Event), subject to the Sponsor depositing additional funds into the Trust Account upon five days advice notice prior to the applicable deadline in accordance with terms as set out in the trust agreement governing the Trust Account as amended from time to time. In the event that the Company does not consummate a Business Combination by 9 months or 12 months from the closing of the IPO (or 21 months or 24 months from the closing of the IPO, depending on the occurrence of the Event (subject in the latter case to valid one month extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$105,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

PROXY

DT CLOUD ACQUISITION CORPORATION

30 Orange Street

London, United Kingdom, WC2H 7HF

+44-7918725316

EXTRAORDINARY MEETING OF SHAREHOLDERS

FEBRUARY _____, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY _____, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated __________, 2025, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Extraordinary General Meeting”) to be held at [10:00 a.m.] Eastern Time on February ____, 2025 physically at the offices of Wilson Sonsini Goodrich & Rosati at 1301 Avenue of the Americas, 40th Floor, New York, NY 10019-6022 and hereby appoints Shaoke Li as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all ordinary shares of DT Cloud Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, 2, 3 and 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, 2, 3 and 4.

PROPOSAL 1: Extension Fee Reduction Proposal.

To approve that in the event that the Company wishes to extend the period of time to consummate a business combination, then for each one-month extension period implemented after the date of this Extraordinary General Meeting, the Amended Monthly Extension Fee contributed by the Sponsor (and/or a designee of the Sponsor) shall be an amount equal to the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Trust Amendment Proposal.

To approve the proposed amendment to the Trust Agreement attached to the proxy statement as Annex A to reflect the Extension Fee Reduction Proposal.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Charter Amendment Proposal.

To approve the proposed amendment to the Amended and Restated Memorandum and Articles of Association attached to the proxy statement as Annex B to reflect the Extension Fee Reduction Proposal.

For	Against	Abstain
☐	☐	☐

PROPOSAL 4: Adjournment Proposal

To direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposal 1, Proposal 2 and Proposal 3.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.